SCHEDULE 14A INFORMATION

             SUPPLEMENT TO PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          WESTMARK GROUP HOLDINGS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing party:

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     (4)  Date filed:

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


                          WESTMARK GROUP HOLDINGS, INC.
                         355 N.E. FIFTH AVENUE, SUITE 4
                           DELRAY BEACH, FLORIDA 33483

TO OUR SHAREHOLDERS:

     You recently received a Proxy Statement dated April 30, 1998 (the "Proxy Statement") in connection with the solicitation of proxies to be used at the Annual Meeting of Westmark Group Holdings, Inc. (the "Company") to be held on June 29, 1998, and at any adjournments thereof.

     The Proxy Statement contains a description of various contractual relationships between Medical Industries of America, Inc. ("MIOA") and the Company, including (1) a provision in the November 1996 Stock Purchase Agreement providing that MIOA's ownership of the Company would not be diluted below 49% (the "Anti-Dilution Provision"), (2) a January 1997 settlement agreement, as amended in March and June 1997 (the "Settlement Agreement"), which terminated the Anti-Dilution Provision, and (3) a promissory note in the remaining principal amount of approximately $1,852,924 (the "MIOA Note") the Company issued to MIOA in connection with the Settlement Agreement.

     MIOA has asserted that (1) the Anti-Dilution Provision is still in effect,
(2) the Company is in default with respect to payment of the Note, and (3) bonuses paid in common stock in 1998 to senior management constitute a breach of fiduciary duty. The Company vigorously disputes all these assertions which it believes are without merit. MIOA has threatened to file a lawsuit against the Company based on these allegations. The Company filed a Declaratory Judgment action in Palm Beach County Circuit Court, Case No. 98 005545 AG, on June 23, 1998, seeking a declaration by the court that MIOA is bound by the terms of the Settlement Agreement which terminated the Anti-Dilution Provision.

     Notwithstanding the Company's firm belief in the lack of foundation for MIOA's assertions, in order to afford you sufficient time to consider these assertions, the Company intends to convene and then adjourn the June 29, 1998 Annual Meeting without considering any of the matters scheduled for presentation to the shareholders at such meeting. The Anticipated Adjourned Annual Meeting will be held on August 10, 1998, at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33483 at 10:00 a.m. local time, at which time the matters described in the original Proxy Statement will be submitted to shareholders. These matters were:

     1. To elect six directors to serve for the ensuing year;

     2. To amend the Company's Employee Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 600,000 to 900,000;

     3. To ratify the selection by the Board of Directors of Rachlin Cohen & Holtz as the Company's independent accountants for the current fiscal year; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy Supplement also contains a revision to the Proxy Statement beneficial ownership table titled Principal Shareholders and Security Ownership of Management. The revision consists of the deletion from the table of a shareholder whose right to convert its Company Series B Preferred Stock into Common Stock is contractually limited so as to prevent the shareholder from attaining more than 5% of the outstanding shares of Common Stock.

     A new white Proxy Card has been enclosed with this Proxy Supplement. IF YOU HAVE ALREADY RETURNED YOUR INITIAL PROXY CARD, YOU DO NOT NEED TO RETURN THE ENCLOSED PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

     Shareholders of record at the close of business on April 30, 1998 will be entitled to notice of and to vote at the adjournment of the Annual Meeting. The stock transfer books of the Company will remain open following the record date.

     All shareholders are cordially invited to attend the adjourned Annual Meeting.


                                          By Order of the Board of Directors,


                                          Mark Schaftlein
                                          President and Chief Executive Officer

Delray Beach, Florida
June 23, 1998

THIS SUPPLEMENT TO PROXY STATEMENT SHOULD BE READ CAREFULLY AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT DATED APRIL 30, 1998, WHICH WAS MAILED TO COMPANY STOCKHOLDERS ON OR ABOUT MAY 8, 1998. IF YOU NEED AN ADDITIONAL COPY OF THE PROXY STATEMENT, ONE WILL BE PROVIDED UPON WRITTEN REQUEST TO THE COMPANY AT WESTMARK GROUP HOLDINGS, INC., 355 N.E. FIFTH AVENUE, SUITE 4, DELRAY BEACH, FLORIDA 33483, ATTENTION: BARBARA NOLA, SECRETARY.

IT IS IMPORTANT THAT THE PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ADJOURNED ANNUAL MEETING, IN THE EVENT YOU HAVE NOT YET SIGNED AND RETURNED THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT DATED APRIL 30, 1998, OR IN THE EVENT YOU WISH TO REVOKE SUCH PROXY AND CHANGE YOUR VOTE, PLEASE VOTE, DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ADJOURNED ANNUAL MEETING.

YOU NEED NOT EXECUTE THE ENCLOSED WHITE PROXY CARD IF YOU PREVIOUSLY EXECUTED, DATED AND RETURNED THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT DATED APRIL 30, 1998 AND YOU DO NOT WISH TO REVOKE IT AND CHANGE YOUR VOTE.


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


                          WESTMARK GROUP HOLDINGS, INC.
                         355 N.E. FIFTH AVENUE, SUITE 4
                           DELRAY BEACH, FLORIDA 33483

                           SUPPLEMENTAL PROXY MATERIAL

                         ANNUAL MEETING OF SHAREHOLDERS

                              Dated: June 22, 1998

     This Supplement to Proxy Statement has been prepared and is furnished by the Board of Directors of Westmark Group Holdings, Inc. (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company to be held on June 29, 1998. Because of the assertions by Medical Industries of America, Inc. ("MIOA") of the matters described below (the "MIOA Assertions"), the Company intends to convene and then adjourn the June 29, 1998 Annual Meeting without considering any of the matters scheduled for presentation to the shareholders at such meeting. The Anticipated Adjourned Annual Meeting will be held on August 10, 1998, at which time the matters described in the original Proxy Statement will be submitted to shareholders.

     It is anticipated that this Supplement to Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about June 25, 1998.

     Only shareholders of record of the Company's common stock, $.005 par value (the "Common Stock"), at the close of business on April 30, 1998, are entitled to vote at the Annual Meeting and the Anticipated Adjourned Annual Meeting. On that date, there were 2,866,186 issued and outstanding shares of Common Stock entitled to vote on each matter to be presented at the meeting.

                               THE MIOA ASSERTIONS

     In the section titled "Certain Relationships and Related Transactions," the original Proxy Statement contains a description of various contractual relationships between Medical Industries of America, Inc. ("MIOA") and the Company, including (1) a provision in the November 1996 Stock Purchase Agreement providing that MIOA's ownership of the Company would not be diluted below 49% (the "Anti-Dilution Provision"), (2) a January 1997 settlement agreement, as amended in March and June 1997 (the "Settlement Agreement"), which terminated the Anti-Dilution Provision, and (3) a promissory note in the remaining principal amount of approximately $1,852,924 (the "MIOA Note") the Company issued to MIOA in connection with the Settlement Agreement.

     MIOA has asserted that the Settlement Agreement was conditioned upon the Company securing additional financing, and that therefore the Anti-Dilution Provision is still in effect. In addition, MIOA has asserted that the Company is in default with respect to payment of the MIOA Note. MIOA is also asserting that bonuses paid in common stock in 1998 to senior management constitute a breach of fiduciary duty. The Company disputes all these assertions which it believes are without merit. The Company does not intend to issue any additional shares of Common Stock to MIOA based on the MIOA Assertions or to give effect to the demand for their issuance in computing share ownership for purposes of the Annual Meeting or any adjournments thereof. MIOA has threatened to file a lawsuit against the Company alleging (1) breach of the Stock Purchase Agreement,
(2) failure to disclose the above-described assertions in the Proxy Statement, and (3) breach of fiduciary duty. Should such a lawsuit be filed, the Company does not anticipate any liability. The Company filed a Declaratory Judgment action in Palm Beach County Circuit Court, Case No. 98 005545 AG, on June 23, 1998, seeking a declaration by the court that MIOA is bound by the terms of the Settlement Agreement which terminated the Anti-Dilution Provision.

     If the Company fails to prevail in the Declaratory Judgment action it may be required to issue to MIOA up to 2,099,947 additional shares of common stock, based on the number of shares outstanding as of the record date of April 30, 1998. MIOA would then own 2,433,405 shares of common stock out of 4,966,133 shares outstanding (49%), based on the number of shares outstanding as of the record date of April 30, 1998. Such issuance would be highly dilutive to existing shareholders and probably would give MIOA effective control of the Company. Approval of proposal two, which provides for an increase in the number of shares provided for in the Company's Employee Stock Option Plan from 600,000 to 900,000 will constitute additional dilution. In addition, if MIOA is successful in asserting that the MIOA Note is in default, the MIOA Note may constitute a current liability of the Company. If that were to occur, the Company would have to enter into an alternative payment arrangement with MIOA or secure alternative financing to repay the MIOA Note. Although the Company has not made any such alternative financing arrangements, it believes it could secure such financing on acceptable terms.

     Shares represented by a properly executed proxy received in time to permit its use at the Annual Meeting or any adjournment thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted: (i) for the election of all nominees for director; (ii) for approval of amendment to the Company's Employee Stock Option Plan; (iii) for the ratification of the appointment of Rachlin Cohen & Holz as the independent certified public accountants of the Company for the fiscal year ending December 31, 1998; and
(iv) in the discretion of the proxy holders as to any other matter which may properly come before the Annual Meeting. A shareholder who has given a proxy may revoke it at any time before it is voted at the Anticipated Adjourned Annual Meeting by giving written notice of revocation to the Secretary of the Company, by submitting a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmission. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

     Each share of Common Stock entitles the holder thereof to cast one vote on each matter to be voted upon at the 1998 Annual Meeting and the Anticipated Adjourned Annual Meeting. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted only for purposes of electing directors in accordance with Proposal One. None of the actions to be voted upon at the 1998 Annual Meeting and the Anticipated Adjourned Annual Meeting shall create dissenters' rights under the Delaware General Corporation Law.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL NOMINEES
          FOR DIRECTOR AND "FOR" EACH OF THE PROPOSALS DESCRIBED ABOVE

     In the event you have not yet signed and returned the Proxy Card enclosed with the Proxy Statement dated April 30, 1998, or in the event you wish to revoke such proxy and change your vote, you are requested, regardless of the number of shares you hold, to sign the enclosed white Proxy Card and return it promptly in the enclosed envelope.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The revised table below is based on information obtained from the persons named below with respect to the shares of Common Stock beneficially owned, as of April 9, 1998, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each executive officer included in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. It does not give effect to the MIOA Anti-Dilution Claim which the Company is contesting. The revision to this table consists of the deletion of a shareholder whose right to convert its Company Series B Preferred Stock into Common Stock is contractually limited so as to prevent the shareholder from attaining more than 5% of the outstanding shares of Common Stock.

                                                     AMOUNT AND NATURE            PERCENTAGE OF
   NAME AND ADDRESS OF BENEFICIAL                      OF BENEFICIAL               OUTSTANDING
              OWNER                                     OWNERSHIP(1)             SHARES OWNED(2)
---------------------------------                    -----------------           ---------------
Medical Industries of America(3)                          571,553                     18.6%
       1903 S. Congress Avenue, #400
       Boynton Beach, Florida 33426

Mark Schaftlein(4)                                        221,008                      7.6%
       355 N.E. Fifth Avenue, Suite 4
       Delray Beach, Florida 33483

Harry C. Coolidge, Esq.(5)                                191,821                      6.7%
       Twin Palms Financial Center
       1260 41st Avenue, Suite N
       Capitola, California  95010

Payton Story, III(6)                                      183,334                      6.4%
       355 N.E. Fifth Avenue, Suite 4
       Delray Beach, Florida 33483

Eugene Snowden(7)                                         154,585                      5.2%
       13 S. Main Street
       Winchester, Kentucky 40391

Irving Bowen(8)                                           113,334                      4.0%
       355 N.E. Fifth Avenue, Suite 4
       Delray Beach, Florida 33483

Louis Resweber(9)                                          64,706                      2.2%
       355 N.E. Fifth Avenue, Suite 4
       Delray Beach, Florida 33483

John O. Hopkins(10)                                         8,000                      0.3%
       355 N.E. Fifth Avenue, Suite 4
       Delray Beach, Florida 33483

Allan C. Sorensen(11)                                       5,000                      0.2%
       355 N.E. Fifth Avenue, Suite 4
       Delray Beach, Florida 33483


All executive officers and directors as a group           595,382                     19.6%
(6 persons)(12)

---------

 (1) The number of shares of Common Stock beneficially owned by each person is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the holder has sole or shared voting power or investment power and also any shares of Common Stock which the holder has the right to acquire within 60 days after June 22, 1998 through the exercise of any stock option or other right. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Percentage of outstanding shares owned is calculated on the basis of the amount of outstanding shares plus, for each person or group, any shares that person or group has the right to acquire within 60 days after April 30, 1998, pursuant to options, warrants, conversion privileges, or other rights.

 (3) Includes 238,095 shares of the Company's Common Stock issuable upon the conversion of 200,000 shares of the Company's Series C Convertible Preferred Stock, based on a conversion rate of 84% of the closing price on the day before conversion ($2.94 per share based on a closing price of $3.50 on April 8, 1998).

 (4) Includes: (i) 45,000 shares that may be issued upon the exercise of outstanding options; (ii) 18,000 shares that may be issued upon the exercise of outstanding warrants; and (iii) 103,333 shares which were purchased pursuant to rights granted the holder by the Company on February 20, 1998.

 (5) Includes (i) 39,500 shares that may be issued upon the exercise of outstanding options; and (ii) 50,000 shares which were purchased pursuant to rights granted the holder by the Company on February 20, 1998.

 (6) Includes (i) 40,000 shares that may be issued upon the exercise of outstanding options; and (ii) 103,333 shares which were purchased pursuant to rights granted the holder by the Company on February 20, 1998.

 (7) Includes: (i) 39,543 shares that may be issued upon the conversion of outstanding convertible debt; and (ii) 97,942 shares that may be issued upon the exercise of outstanding warrants.

 (8) Includes (i) 20,000 shares that may be issued upon the exercise of outstanding options; and (ii) 93,334 shares which were purchased pursuant to rights granted the holder by the Company on February 20, 1998.

 (9) Includes: (i) 10,000 shares that may be issued upon the exercise of outstanding options; and (ii) 50,000 shares that may be issued upon the exercise of outstanding warrants.

(10) Includes 5,000 shares that may be issued upon the exercise of outstanding options.

(11) Includes 5,000 shares that may be issued upon the exercise of outstanding options.

(12) See footnotes (1) through (11) above.

     In the event you have not yet signed and returned the Proxy Card enclosed with the Proxy Statement dated April 30, 1998, or in the event you wish to revoke such proxy and change your vote, kindly date, sign and return the enclosed white Proxy Card.

                                      By Order of the Board of Directors


                                      /s/ Mark Schaftlein
                                          -------------------------------
                                          MARK SCHAFTLEIN
                                          President and Chief Executive Officer

                          WESTMARK GROUP HOLDINGS, INC.

             PROXY FOR THE ADJOURNED ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 24, 1998

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, revoking all prior proxies, hereby appoint(s) Mark Schaftlein and Irving Bowen, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of WESTMARK GROUP HOLDINGS, INC. (the "Company"), which the undersigned would be entitled to vote if personally present at the Anticipated Adjourned Annual Meeting of Shareholders of the Company to be held on August 10, 1998 at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33483 at 10:00 a.m. local time, and at any adjournment thereof (the "Meeting").

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

                 PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
                  IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

1. To elect the following six (6) directors (except as marked below) for the ensuing year.

     NOMINEES: Mark Schaftlein; Irving Bowen; Payton Story, III;
               Louis Resweber; Allan C. Sorensen; and John O. Hopkins.

     [ ]  FOR all nominees (except as marked below)

     [ ]  WITHHOLD authority to vote for all nominees


For all nominees except the following nominee(s):

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(CONTINUED AND TO BE SIGNED, ON REVERSE SIDE)


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


2.   To approve the amendment to the Company's Employee Stock Option Plan.

                    [ ]  FOR    [ ]  AGAINST     [ ]   ABSTAIN

3. To ratify the selection by the Board of Directors of Rachlin Cohen & Holz as the Company's independent accountants for the fiscal year ending December 31, 1998.

                    [ ]  FOR    [ ]  AGAINST     [ ]   ABSTAIN

Dated:                    , 1998
       -------------------                  -----------------------------------
                                            Signature


                                            -----------------------------------
                                            Print name


                                            -----------------------------------
                                            Signature if held jointly


                                            -----------------------------------
                                            Print name


Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.


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